SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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      Date of Report (Date of earliest event reported): October 20, 2005


                        SAFE TRANSPORTATION SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)


          FLORIDA                       000-26631             59-3567558
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(State or other jurisdiction           (Commission           (IRS Employer
      of incorporation)                File Number)        Identification No.)


                          429 Lennox Avenue, Suite 5C11
                              Miami Beach FL 33139
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                    (Address of principal executive offices)


Registrant's telephone number, including area code:  +44 7798 566679
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                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws

On October 20, 2005, Safe Transportation Systems, Inc. (the "Company") filed Articles of Amendment, effective as of 12p.m. on October 17, 2005, with the Secretary of State for the State of Florida to amend the Company's Articles of Incorporation, as amended, as follows:

Article IV was deleted in its entirety and replaced with the following:

                                   ARTICLE IV
                                     SHARES

The capital stock of this corporation shall consist of 20,000,000 shares of common stock, $0.001 par value.


A copy of the Articles of Amendment is filed herewith as Exhibit 3.1.


Item 9.01 Financial Statements and Exhibits

  (c) Exhibits

Exhibit No.       Description
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    3.1           Articles of Amendment to the Articles of Incorporation, as
                  amended, of the Company fixing the Company's authorized capital stock at 20,000,000 shares of common stock, $0.001 par value.

                            [Signature Page Follows]
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              SAFE TRANSPORTATION SYSTEMS, INC.


                              BY: /s/ Timothy H. Meyrick
                                  ----------------------------
                                    President

Date:  October 20, 2005